UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

Arch Coal, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13105	43-0921172
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

In connection with the anticipated effectiveness on October 5, 2016 of Arch Coal Inc.’s (the “Company”) previously confirmed Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, Company management will be meeting from time to time with various analysts and investors. A copy of the presentation materials (the “Investor Presentation”) planned to be used by the Company at these meetings is furnished as Exhibit 99.1 to this report. These materials should be read together with the information included in the Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2016 and subsequent SEC filings.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit	Description

99.1	Investor presentation materials (October 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2016

Arch Coal, Inc.

By:	/s/ Robert G. Jones
	Name:	Robert G. Jones
	Title:	Senior Vice President — Law, General Counsel and Secretary